UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

AMPHENOL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10879	22-2785165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

358 Hall Avenue, Wallingford, Connecticut	06492
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 265-8900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of the Company was held on May 17, 2018.  As of March 19, 2018, the record date for the meeting, 302,001,190 shares of the Company’s Class A Common Stock were outstanding.  A quorum of 279,147,813 shares were present or represented at the meeting.

The stockholders (i) elected each of the Company’s nominees for director; (ii) ratified the selection of Deloitte & Touche LLP as independent accountants of the Company; (iii) approved the advisory vote on compensation of named executive officers;   and (iv) voted against a stockholder proposal for special shareholder meeting improvement. Voting of shares for each item, all of which are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2018, is as follows:

1.              Election of Directors

	Votes For	Votes Against	Abstentions	Broker Non-votes
Ronald P. Badie	259,209,376	11,831,012	197,280	7,910,145
Stanley L. Clark	258,830,795	12,210,077	196,796	7,910,145
John D. Craig	269,726,082	1,350,234	161,352	7,910,145
David P. Falck	266,566,623	4,509,461	161,584	7,910,145
Edward G. Jepsen	258,581,816	12,477,619	178,233	7,910,145
Martin H. Loeffler	261,894,703	8,901,113	441,852	7,910,145
John R. Lord	257,454,407	13,585,883	197,378	7,910,145
R. Adam Norwitt	266,340,091	4,755,130	142,447	7,910,145
Diana G. Reardon	262,892,201	8,211,322	134,145	7,910,145
Anne Clarke Wolff	269,766,313	1,318,340	153,015	7,910,145

2.              Ratification of Selection of Deloitte & Touch LLP as Independent Accountants of the Company

Votes For:	272,881,996
Votes Against:	6,144,241
Abstentions:	121,576
Broker Non-Votes:	0

3.              Advisory Vote on Compensation of Named Executive Officers:

Votes For:	254,898,686
Votes Against:	16,107,500
Abstentions:	231,482
Broker Non-Votes:	7,910,145

4.              Stockholder Proposal for Special Shareholder Meeting Improvement:

Votes For:	99,608,524
Votes Against:	171,277,751
Abstentions:	351,393
Broker Non-Votes:	7,910,145

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPHENOL CORPORATION

	By:	/s/ R. Adam Norwitt
R. Adam Norwitt
President and Chief Executive Officer

Date: May 18, 2018